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                                                                    EXHIBIT 10.4



                             FIRST AMENDMENT TO THE
                      AGCO CORPORATION AMENDED AND RESTATED
                       LONG-TERM INCENTIVE PLAN (LTIP III)

         This is the First Amendment of the AGCO Corporation Amended and Restated Long-Term Incentive Plan (LTIP III) (the "Plan"). Under Section II(b) of the Plan, the Compensation Committee of the Board of Directors (the "Committee") is authorized to amend the Plan. Accordingly, the Committee hereby amends the Plan effective as stated below in the following particulars.

                                       1.

         Section VI of the Plan is amended by adding the following to the end of Section (VI)(d), and such amendment shall be applicable to all unearned Contingent Awards outstanding under the Plan:

                  Notwithstanding the foregoing, upon a participant's election, a portion of the value of an increment of a Contingent Award equal to an amount that is not greater than the amount necessary to satisfy the federal and state income and employment taxes applicable to the Earned Shares and the resulting cash payment pursuant to Section VII(a) shall be awarded in the form of cash (subject to applicable withholding requirements). In the event a participant elects to have a portion of the value of an increment of a Contingent Award paid in cash, the number of shares of Common Stock which equal the value of such cash payment shall be subtracted from the number of Earned Shares and such shares of Common Stock shall be treated as forfeited. Notwithstanding
         Section III(c), the forfeited shares of Common Stock under this Section shall not be available for re-issuance under the Plan. Fractional shares of Common Stock shall be awarded in the form of cash.

                                       2.

         All parts of the Plan not inconsistent herewith are hereby ratified and confirmed.

         This First Amendment to the Plan is adopted to be effective as of December 12, 2001, as acknowledged by the undersigned members of the Committee.


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